Statement of Additional Information Supplement

September 29, 2016

The Universal Institutional Funds, Inc.

Supplement dated September 29, 2016 to The Universal Institutional Funds, Inc. Statement of Additional Information dated April 29, 2016, as supplemented on July 14, 2016

Emerging Markets Equity Portfolio

Global Franchise Portfolio (the "Portfolios")

The row entitled "Shanghai Stock Exchange-Listed Equities via Stock Connect Program" under the heading "Foreign Investment" in the table under the section of the Statement of Additional Information entitled "Investment Policies and Strategies" for each Portfolio listed below is hereby deleted and replaced with the following:

GLOBAL PORTFOLIOS

	Emerging Markets Equity	Global Franchise
Exchange-Listed Equities via Stock Connect Program	✓	✓

The section of the Statement of Additional Information entitled "Investment Policies and Strategies—Foreign Investment—Shanghai-Hong Kong Stock Connect Program" is hereby deleted and replaced with the following:

Exchange-Listed Equities via Stock Connect Program. The Shanghai-Hong Kong Stock Connect program and the recently proposed Shenzhen-Hong Kong Stock Connect programs ("Stock Connect") allow non-Chinese investors (such as a Portfolio) to purchase certain listed equities via brokers in Hong Kong. Final rules to implement the Shenzhen-Hong Kong Stock Connect program are still pending, but are expected to be issued in 2016. Although Stock Connect allows non-Chinese investors to trade Chinese equities without a license, purchases of securities through Stock Connect are subject to daily market-wide quota limitations, which may prevent a Portfolio from purchasing Stock Connect securities when it is otherwise advantageous to do so. An investor cannot purchase and sell the same security on the same trading day, which may restrict a Portfolio's ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either China or Hong Kong, and there are trading days in China when Stock Connect investors will not be able to trade. As a result, prices of securities purchased through Stock Connect may fluctuate at times when a Portfolio is unable to add to or exit its position.

Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. Because Stock Connect is relatively new, its effects on the market for trading China A-shares are uncertain. In addition, the trading, settlement and IT systems required to operate Stock Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

Stock Connect is subject to regulation by both Hong Kong and China. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. Stock Connect transactions are not covered by investor protection programs of either the Hong Kong or Shanghai and Shenzhen Stock Exchanges, although any default by a Hong Kong broker should be subject to established Hong Kong law. In China, Stock Connect securities are held on behalf of ultimate investors (such as a Portfolio) by the Hong Kong Securities Clearing Company Limited ("HKSCC") as nominee. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Stock Connect securities, the law surrounding such rights is in its early stages and the mechanisms that beneficial owners may use to enforce their rights are untested and therefore pose uncertain risks. Further, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve as they do so. There is accordingly a risk that as the law is tested and developed, a Portfolio's ability to enforce its ownership rights may be negatively impacted. A Portfolio may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operational reasons. Similarly, a Portfolio will not be able to vote in shareholders' meetings except through HKSCC and will not be able to attend shareholders' meetings. Stock Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect securities to complete the sale. If a Portfolio does not utilize a special segregated account, the Portfolio will not be able to sell the shares on any trading day where it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers that a Portfolio may use to execute trades. While a Portfolio may use special segregated accounts in lieu of the pre-trade check, some market participants have yet to fully implement IT systems necessary to complete trades involving securities in such accounts in a timely manner. Market practice with respect to special segregated accounts is continuing to evolve.

Please retain this supplement for future reference.